Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes

13. Income Taxes

During the years ended December 31, 2018, 2017 and 2016, the Company recorded no income tax benefits for the net operating losses incurred or for the research and orphan drug tax credits generated in each year, due to its uncertainty of realizing a benefit from those items.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2018	2017	2016
Federal statutory income tax rate	21.0%	34.0%	34.0%
State taxes, net of federal benefit	5.6	4.9	4.6
Research and orphan drug tax credits	4.7	3.4	1.8
Impact of 2018 tax rate change on temporary differences	—	(13.4)	—
Other	(2.1)	(3.7)	(4.2)
Increase in deferred tax asset valuation allowance	(29.2)	(25.2)	(36.2)

Effective income tax rate	—%	—%	—%

Net deferred tax assets as of December 31, 2018 and 2017 consisted of the following (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$11,106	$5,158
Capitalized research and development expenses	12,030	5,925
Research and orphan drug tax credit carryforwards	4,108	1,400
Stock compensation expense	1,336	9
Accrued expense	664	20
Other	360	—

Total deferred tax assets	29,604	12,512
Valuation allowance	(29,243)	(12,466)

Net deferred tax assets	361	46

Deferred tax liabilities:
Depreciation and amortization	(361)	(46)

Total deferred tax liabilities	(361)	(46)

Net deferred tax assets and liabilities	$—	$—

On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJA”) was signed into United States law. The TCJA included a number of changes to existing tax law, including, among other things, a permanent reduction in the federal corporate income tax rate from 35% to 21%, effective as of January 1, 2018, as well as limitation of the deduction for net operating losses to 80% of annual taxable income and elimination of net operating loss carrybacks, in each case, for losses arising in taxable years beginning after December 31, 2017 (though any such net operating losses may be carried forward indefinitely). The tax rate change resulted in (i) a reduction in the gross amount of the Company’s deferred tax assets recorded as of December 31, 2017, without an impact on the net amount of its deferred tax assets, which are recorded with a full valuation allowance, and (ii) no income tax expense or benefit being recognized as of the enactment date of the TCJA. In connection with the TCJA, the Company remeasured its deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21% for federal tax purposes. The remeasurement of the Company’s deferred tax assets and liabilities resulted in a provision of $4.8 million to income tax expense which was offset by a corresponding decrease in the valuation allowance.

As of December 31, 2018, the Company had net operating loss carryforwards for federal income tax purposes of $40.6 million, of which $17.5 million begin to expire in 2035 and $23.1 million can be carried forward indefinitely. As of December 31, 2018, the Company had net operating loss carryforwards for state income tax purposes of $40.8 million which begin to expire in 2035. As of December 31, 2018, the Company also had available research and orphan drug tax credit carryforwards for federal and state income tax purposes of $3.4 million and $0.8 million, respectively, which begin to expire in 2035 and 2030, respectively. Utilization of the net operating loss carryforwards and research and orphan drug tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. The Company has not conducted a formal study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382 and 383 of the Code, at any time since inception, utilization of the net operating loss carryforwards or research and orphan drug tax credit carryforwards may be subject to an annual limitation under Section 382 and 383 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and orphan drug tax credit carryforwards before utilization.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. The Company considered its history of cumulative net losses incurred since inception and its lack of commercialization of any products since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2018 and 2017. The Company reevaluates the positive and negative evidence at each reporting period.

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2018, 2017 and 2016 related primarily to the increase in net operating loss carryforwards and research and orphan drug tax credit carryforwards, partially offset in 2017 by a decrease in deferred tax assets resulting from the decreased federal corporate tax rate, and were as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Valuation allowance as of beginning of year	$12,466	$3,540	$129
Net increases recorded to income tax provision	16,777	8,926	3,411

Valuation allowance as of end of year	$29,243	$12,466	$3,540

The Company has not recorded any amounts for unrecognized tax benefits as of December 31, 2018 or 2017.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are open under statute from 2015, the inception of the Company, to the present. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.